UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 22, 2005

RPM International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 777, 2628 Pearl Road, Medina, Ohio		44258
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 273-5090

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2005, RPM International Inc. (the "Company") issued a press release announcing that Tremco Incorporated, an indirect, wholly owned subsidiary of the Company, had signed a definitive purchase agreement to acquire the Illbruck Sealant Systems business. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The material terms of the definitive purchase agreement are described in Exhibit 99.2 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
Exhibit number Description
99.1 Press release of the Company, dated July 25, 2005, announcing the signing of a definitive purchase agreement to acquire the Illbruck Sealant Systems business
99.2 Terms of Definitive Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.

July 27, 2005	By:	/s/ P. Kelly Tompkins

Name: P. Kelly Tompkins
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company, dated July 25, 2005, announcing the signing of a definitive purchase agreement to acquire the Illbruck Sealant Systems business
99.2	Terms of Definitive Purchase Agreement